amalgamatedbank.com Member FDIC Amalgamated Financial Corp. Third Quarter 2021 Earnings Presentation October 28, 2021

2 Safe Harbor Statements INTRODUCTION On March 1, 2021 (the “Effective Date”), Amalgamated Financial Corp. (the “Company”) completed its holding company reorganization and acquired all of the outstanding stock of Amalgamated Bank (the “Bank”). In this presentation, unless the context indicates otherwise, references to “we,” “us,” and “our” refer to the Company and the Bank. However, if the discussion relates to a period before the Effective Date, the terms refer only to the Bank. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended. any statement that does not describe historical or current facts is a forward-looking statement. These statements generally can be identified by forward-looking terminology, such as “plan,” “seek to,” “outlook,” “guidance,” “may,” “will,” “anticipate,” “should,” “would,” “believe,” “contemplate,” “forecast,” “expect,” “estimate,” “continue,” “initiatives,” and “intend,” as well as other similar words and expressions of the future. These forward-looking statements include, but are not limited to, our 2021 Guidance and, statements related to future loss/income (included projected non-interest income) of solar tax equity investments. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, many of which are beyond our control and any or all of which could cause actual results to differ materially from the results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: • negative economic and political conditions that adversely affect the general economy, housing prices, the real estate market, the job market, consumer confidence, the financial condition of our borrowers and consumer spending habits, which may affect, among other things, the level of non-performing assets, charge-offs and provision expense; • the rate of growth (or lack thereof) in the economy and employment levels, as well as general business and economic conditions, coupled with the risk that adverse conditions may be greater than anticipated in the markets that we serve; • the COVID-19 pandemic and its continuing effects on the economic and business environments in which we operate; • continuation of the historically low short-term interest rate environment; • fluctuations or unanticipated changes in interest rates on loans or deposits or that affect the yield curve; • our inability to maintain the historical growth rate of our loan portfolio; • changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments either as they currently exist or as they may be affected by conditions associated with the COVID-19 pandemic; • the impact of competition with other financial institutions, many of which are larger and have greater resources, and fintechs, as well as changes in the competitive environment; • our ability to meet heightened regulatory and supervisory requirements; • our ability to grow and retain low-cost core deposits and retain large, uninsured deposits; • any matter that would cause us to conclude that there was impairment of any asset, including intangible assets; • inability to comply with regulatory capital requirements, including those resulting from changes to capital calculation methodologies, required capital maintenance levels or regulatory requests or directives; • risks associated with litigation, including the applicability of insurance coverage; • the risk of not achieving anticipated cost savings related to reduction in the number of branch locations and other expense areas; • a failure in or breach of our operational or security systems or infrastructure, or those of third party vendors or other service providers, including as a result of unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches, the risk of any of which could be exacerbated by employees and others working remotely as a result of the effects of the COVID-19 pandemic; • volatile credit and financial markets both domestic and foreign; • the risk that the preliminary financial information reported herein and our current preliminary analysis could be different when our review is finalized; • unexpected challenges related to our executive officer retention; and • risks related to our proposed acquisition of Amalgamated Bank of Chicago, including, among others, that the acquisition does not close when expected or at all because conditions to closing are not satisfied on a timely basis or at all, or that financial projections from the acquisition are not realized. Additional factors which could affect the forward-looking statements can be found in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC and available on the SEC’s website at www.sec.gov/. Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. We disclaim any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, or to update the reasons why actual results could differ from those contained in or implied by such statements, whether as a result of new information, future events or otherwise, except as required by law.

3 Safe Harbor Statements cont. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures including, without limitation, “Core Operating Revenue,” “Core Non-interest Expense,” “Tangible Common Equity,” “Average Tangible Common Equity,” “Core Efficiency Ratio,” “Core Net Income,” “Core ROAA,” and “Core ROATCE.” We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP. Specifically, we believe these non-GAAP financial measures (a) allow management and investors to better assess our performance by removing volatility that is associated with discrete items that are unrelated to our core business, and (b) enable a more complete understanding of factors and trends affecting our business. Non-GAAP financial measures, however, have inherent limitations, are not required to be uniformly applied, and are not audited. Accordingly, these non-GAAP financial measures should not be considered as substitutes for GAAP financial measures, and we strongly encourage investors to review the GAAP financial measures included in this presentation and not to place undue reliance on any single financial measure. In addition, because non-GAAP financial measures are not standardized, it may not be possible to compare the non-GAAP financial measures presented in this presentation with other companies’ non-GAAP financial measures having the same or similar names. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. Reconciliations of non-GAAP financial disclosures to what we believe to be the most directly comparable GAAP measures found in this presentation are set forth in the final pages of this presentation and also may be viewed on the bank’s website, amalgamatedbank.com. You should assume that all numbers presented are unaudited unless otherwise noted.

3Q21 Highlights 4 1. See non-GAAP disclosures on pages 22-23 2. Pre-tax, pre-provision income is defined as net interest income plus non-interest income less non-interest expense INCOME STATEMENT • GAAP net income of $0.46 per diluted share; core net income of $0.46 per diluted share(1) • Pre-tax, pre-provision income(2) of $17.1 million compared to $15.9 million in 2Q21 • Core pre-tax, pre-provision income of $17.0 million compared to $15.6 million in 2Q21 • Efficiency ratio of 65.95% in 3Q21, compared to 66.35% in 2Q21 (1) ◦ Efficiency ratio was unfavorably impacted 1 pct pt and 2 pct pts from equity method investments in solar initiatives in 3Q21 and 2Q21, respectively BALANCE SHEET • Deposits increased $314.5 million compared to 2Q21 primarily due to continued growth in political deposits and new relationships in core markets • Property Assessed Clean Energy (PACE) assessments grew $81.4 million to $627.2 million in 3Q21 primarily from Commercial PACE assessments • Net loans including PACE assessments grew by $31.4 million, or 0.85%, on a linked quarter basis CAPITAL • Capital ratios remained strong with CET1 of 13.98% and Tier 1 Leverage of 7.85% • Tangible book value of $17.33 compared to $17.07 as of 2Q21

Priscilla Sims Brown – President and CEO 5 Four Pillars Designed to Fuel our Growth and Mission while Effectively Managing Risk • Building our business through our mission as America's Socially Responsible Bank by focusing on sustainability through our ESG efforts. • Improving our focus on and deepening insights of our core customers by analyzing customer information and behavior to identify profit tracks, key values, and demonstrated needs. • Developing and expanding our product expertise to grow our lending platform and trust businesses. • Improving our data and technology to drive improved efficiency and effectiveness of our operations by becoming a stronger digital bank.

ABOC Transaction Creates Significant Value

Strong Financial Metrics…

~17%
GAAP EPS Accretion to AMAL[1]

No
Ownership Dilution (Cash Deal)

~2 years
EPS Pull Forward

2.9 years
TBV Earn-back

… And A Robust Capital Position

~7%
TCE/TA Ratio

~12%
CET1 Ratio

~7%
Leverage Ratio

~15%
Total Capital Ratio

Franchise Scaled for Success [2]

$7.6bn
Combined Assets
14% increase

$3.7bn
Gross Loans/Leases
16% increase

$6.8bn
Total Deposits
14% increase

$71.2bn
AUM and Custody
28% increase

Diversification & Risk Reduction

- Significant Diversification of Revenue & Credit Exposure
- Strategic Distribution of Risk in NY / Chicago / CA
- C&I and CRE balances improve

63% / 37% Balanced Asset Mix Commercial / Consumer

Note: All figures contemplate payment of contingent purchase price and associated payouts under management contracts, and achievement of anticipated synergies

1. 2023 GAAP EPS accretion (assumes deal closes in Q4-2021)
2. Pro forma balance sheet estimated at close

6

Trends 7 KEY FINANCIAL TRENDS THROUGH 3Q21 ($ in millions) 1. Compounded Annual Growth Rate (“CAGR”) 2. Sept YTD 2021 Pre-tax Pre-Provision earnings are annualized 3. Pre-tax Pre-provision Earnings, excluding the impact of equity method investments for solar initiatives, was $79.3 million in 2020, and $74.5 million in 2021 annualized 8.0% CAGR(1) 19.1% CAGR(1) 27.9% CAGR(1) Pre-tax Pre-Provision Earnings(2)(3) Ending Deposits NPA / Total Assets Loans + PACE $3,233 $4,105 $4,641 $5,339 $6,225 2017 2018 2019 2020 3Q21 2.20% 1.27% 1.25% 1.38% 0.99% 2017 2018 2019 2020 3Q21 $2,780 $3,211 $3,703 $3,868 $3,715 $3,439 $3,447 $3,087 $264 $421 $627 2017 2018 2019 2020 3Q21 $26.4 $50.1 $68.0 $86.7 $66.4 2017 2018 2019 2020 Sept YTD >>

Deposit Portfolio 8 TOTAL DEPOSITS ($ in millions) 3Q21 HIGHLIGHTS • Total ending deposits increased $314.5 million compared to 2Q21 due to post-election rebound in political deposits and new relationships in core markets ◦ Total average deposits increased $224.8 million • Average non-interest bearing deposits increased $167.7 million, primarily due to political deposits • Non-interest bearing deposits represented 51% of ending deposits in 3Q21, compared to 50% in 2Q21 $5,890 $5,572 $5,580 $5,735 $5,960$6,021 $5,339 $5,720 $5,910 $6,225 Average End of Period 3Q20 4Q20 1Q21 2Q21 3Q21

9 HISTORICAL TREND ($ in millions) Political Deposits $398 $182 $271 $419 $511 $579 $775 $1,101 $1,212 $603 $692 $791 $1,015 $891 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 10/21

Interest Earning Assets 10 INTEREST EARNING ASSETS OF $6.6B AS OF SEPTEMBER 30, 2021 We maintain a diverse, low risk profile of interest earning assets Multifamily & Commercial Real Estate $1.2 B • No fossil fuel exposure • $266mm of government guaranteed loans • $224mm residential solar loans with strong credit profiles • Predominantly NYC properties with low LTV: MF = 53%, CRE = 49% • $871mm agency securities • $1,164mm of non-agency securities • $627mm of PACE securities with low LTV • All non-agency MBS/ABS securities are top of the capital structure • 99% first lien mortgages • Low LTV = 61% • First lien mortgages average FICO of 762 • 84/16% originated to purchased portfolio $6.6B as of 3Q21 Securities $2.7B Cash, Resell Agreements, and Other $0.8B Residential $1.0B Multifamily & Commercial Real Estate $1.2B C&I, Consumer and Other $0.9B

Loans and Held-to-Maturity Securities 11 TOTAL LOANS ($ in millions) HELD-TO-MATURITY SECURITIES ($ in millions) • Total loans decreased $50.0 million, or 1.6%, compared to 2Q21 due to continued prepayment activity and principal paydowns • 3Q21 Yield of 3.84%; an increase of 2 bps compared to 2Q21 and a decrease of 13 bps compared to 3Q20 • PACE securities of $627.2 million increased $81.4 million from $545.8 million in 2Q21 3Q21 HIGHLIGHTS $441 $494 $531 $625 $725 $367 $421 $452 $546 $627 $74 $73 $80 $79 $98 PACE (HTM) Non Pace HTM 3Q20 4Q20 1Q21 2Q21 3Q21 $3,554 $3,447 $3,223 $3,137 $3,087 3.97% 4.04% 3.83% 3.82% 3.84% Total Loans, net Loan Yield 3Q20 4Q20 1Q21 2Q21 3Q21

Investment Securities 12 SECURITIES – BOOK VALUE(1) ($ millions) 1. Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale 2. MBS/ABS does not include PACE assessments • Investment Securities totaled $2.7 billion book value for 3Q21 • Securities increased $231.0 million in 3Q21 compared to 2Q21 with continued mix shift toward non-agency partially from PACE assessment growth ◦ Non-agency securities in 3Q21 include $627.2 million of PACE assessments, which are non-rated • 85.3% of all non-agency MBS/ABS securities are AAA rated and 99.6% are A rated or higher(2); all CLO’s are AAA-rated • As of 3Q21 average subordination for the C&I CLOs was 42.8% 3Q21 HIGHLIGHTS $1,924 $2,008 $2,199 $2,425 $2,662 $728 $755 $889 $1,031 $1,164 $367 $421 $452 $546 $627$829 $832 $858 $848 $871 2.24% 2.21% 2.18% 2.15% 2.19% Non-Agency PACE Agency Yield 3Q20 4Q20 1Q21 2Q21 3Q21

Net Interest Income and Margin 13 NET INTEREST INCOME & MARGIN ($ millions) • Net interest income was $43.4 million, compared to $42.0 million in 2Q21 • 3Q21 NIM at 2.70%; a decrease of 5 bps and 18 bps, compared to 2Q21 and 3Q20, respectively • NIM was negatively impacted by approximately 24 bps due to the high level of cash on the balance sheet • Loan prepayment penalties favorably impacted NIM by one bp in 3Q21, compared to 3 bps and 7 bps in 2Q21 and 3Q20, respectively 3Q21 HIGHLIGHTS $45.2 $45.7 $41.8 $42.0 $43.4 2.88% 3.06% 2.85% 2.75% 2.70% Net Interest Income Net Interest Margin 3Q20 4Q20 1Q21 2Q21 3Q21

Solar Tax-Equity Investments OVERVIEW OF SOLAR TAX EQUITY INVESTMENTS • Realization of tax benefits in the project life and subsequent change in the fair value of the investment creates volatility in the earnings stream • Current projects are expected to generate a slight loss in the next two quarters; net profitable over the life of investment • We expect more tax-equity investment initiatives in the future (not shown in forecast below) PROJECTED NON-INTEREST INCOME TREND $ millions 14 Actual Forecast $4.3 $1.8 -$3.8 -$1.6 -$0.6 $0.4 $1.2 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 FY22

Non-Interest Expense and Efficiency 15 NON-INTEREST EXPENSE ($ millions) • Efficiency ratio of 66.0% for 3Q21 • Core efficiency ratio of 65.7% for 3Q21(1) • Non-interest expense for 3Q21 was $33.0 million • Non-interest expense for 3Q21 was $1.6 million higher compared to 2Q21 primarily due to $0.4 million of ABOC deal related costs, a $1.2 million increase in data processing costs for our outsourced Trust Department operations, and $0.5 million in compensation and benefits, offset by lower professional service expenses • Efficiency ratio excluding equity method investments in solar initiatives was 65.2% for 3Q21 and 64.1% for 2Q21 3Q21 HIGHLIGHTS 1. See non-GAAP disclosures on pages 22-23 $31.5 $32.7 $31.7 $31.4 $32.6 $37.9 $32.7 $32.8 $31.4 $33.0 54.8% 58.7% 69.2% 66.8% 65.7% 65.3% 58.7% 71.5% 66.4% 66.0% Core NIX NIX Core Eff Ratio Eff Ratio 3Q20 4Q20 1Q21 2Q21 3Q21

Allowance for Loan Losses 16 ALLOWANCE FOR LOAN LOSSES / TOTAL LOANS ALLOWANCE FOR LOAN LOSSES (ALLL) CHANGE FROM 4Q20 TO 3Q21 ($ millions) • Allowance for loan losses totals $35.9 million in 3Q21, or $2.1 million lower compared to 2Q21 primarily due to improved loss and qualitative factors, improved credit quality, and lower loan balances • 3Q21 allowance was $5.7 million lower than 4Q20 due largely to lower loan balances and credit quality improvement 3Q21 HIGHLIGHTS 4Q20 Allowance $ 41.6 Loan balances (2.4) Changes in credit quality (1.9) Qualitative factors (0.6) 1Q21 Allowance $ 36.7 Specific reserves 1.4 Changes in credit quality 0.6 Charge-offs 0.3 Loan balances (1.0) 2Q21 Allowance $ 38.0 Qualitative factors (0.7) Loan balances (0.8) Charge-offs (0.1) Changes in credit quality (0.5) 3Q21 Allowance $ 35.9 1.34% 1.19% 1.13% 1.20% 1.15% 3Q20 4Q20 1Q21 2Q21 3Q21

Credit Quality Portfolio 17 NPA / TOTAL ASSETS NCO / AVERAGE LOANS(1) (Quarter trend) 3Q21 HIGHLIGHTS • Nonperforming assets were $67.8 million as of 3Q21, compared to $71.0 million in 2Q21 • Net charge-offs of -0.02% in 3Q21 was 6 bps lower than 2Q21 due to a shift from a net charge-off position in Q2 to a net recovery position in Q3 • Pass rated loans are 90% of loan portfolio 1. Annualized LOAN CREDIT RISK RATINGS ($ millions) Pass Rated Special Mention Substandard / Doubtful Total Commercial and industrial 579 23 26 628 Multifamily 697 84 45 826 CRE and construction 271 27 84 382 Residential real estate 1,012 — 21 1,033 Consumer and other 248 — 1 249 Total $ 2,808 $ 134 $ 177 $ 3,118 1.22% 1.38% 1.27% 1.08% 0.99% 3Q20 4Q20 1Q21 2Q21 3Q21 0.59% 1.24% 0.20% 0.04% -0.02% 3Q20 4Q20 1Q21 2Q21 3Q21

Returns 18 (1) See non-GAAP disclosures on pages 22-23 (2) ROATCE excluding equity method investments for solar initiatives was 10.9%, 9.7%, 12.3%, 8.6% and 10.7% for 3Q20, 4Q20, 1Q21, 2Q21 and 3Q21 respectively ROAE & CORE ROATCE (1)(2) 9.6% 10.3% 9.1% 7.6% 10.3% 13.4% 10.7% 10.1% 7.7% 10.6% ROAE CORE ROATCE 3Q20 4Q20 1Q21 2Q21 3Q21

Capital 19 TIER 1 LEVERAGE RATIO COMMON EQUITY TIER 1 RATIO • Regulatory capital ratios remained strong ◦ Tier 1 leverage ratio of 7.85% as of 3Q21 ◦ Excluding the excess liquidity, tier 1 leverage ratio would be 8.56% ◦ Common Equity Tier 1 Capital of 13.98% • Tier 1 leverage ratio was 8 bps lower primarily driven by excess cash from strong deposit growth 3Q21 HIGHLIGHTS 7.39% 7.97% 8.06% 7.93% 7.85% 8.07% 8.26% 8.47% 8.50% 8.56% Tier 1 Leverage Leverage Ratio ex-Excess Liquidity 3Q20 4Q20 1Q21 2Q21 3Q21 12.76% 13.11% 13.70% 13.63% 13.98% 3Q20 4Q20 1Q21 2Q21 3Q21

2021 Guidance 20 2021 FINANCIAL OUTLOOK • Core Pre-tax pre-provision earnings of $66 million to $72 million ◦ Excludes impact of solar tax equity income/(loss) and any future non-core items ◦ Net Interest Income of $168 million to $174 million ◦ No change in Fed rate targets

Appendix

Reconciliation of Non-GAAP Financials 22 As of and for the As of and for the Three Months Ended Nine Months Ended (in thousands) September 30, 2021 June 30, 2021 September 30, 2020 September 30, 2021 September 30, 2020 Core operating revenue Net Interest income $ 43,387 $ 41,991 $ 45,234 $ 127,223 $ 134,361 Non-interest income 6,702 5,327 12,776 16,028 30,565 Less: Branch sale (gain) loss (1) — — — — (1,394) Less: Securities (gain) loss (413) (321) (619) (755) (1,605) Core operating revenue (non-GAAP) $ 49,676 $ 46,997 $ 57,391 $ 142,496 $ 161,927 Core non-interest expense Non-interest expense $ 33,034 $ 31,395 $ 37,877 $ 97,224 $ 101,216 Less: Branch closure expense (2) — — (6,279) — (8,330) Add: Severance (3) — — (125) (1,090) (201) Less: ABOC (392) — — (392) — Core non-interest expense (non-GAAP) $ 32,642 $ 31,395 $ 31,473 $ 95,742 $ 92,685 Core net income Net Income (GAAP) $ 14,416 $ 10,408 $ 12,480 $ 37,013 $ 32,399 Less: Branch sale (gain) loss (1) — — — — (1,394) Less: Securities (gain) loss (413) (321) (619) (755) (1,605) Add: Branch closure expense (2) — — 6,279 — 8,330 Add: Severance (3) — — 125 1,090 201 Add: ABOC 392 — — 392 — Less: Tax on notable items 5 86 (1,472) (188) (1,412) Core net income (non-GAAP) $ 14,400 $ 10,173 $ 16,793 $ 37,552 $ 36,519 (1) Fixed Asset branch sale in March 2020 (2) Occupancy and other expense related to closure of branches during our branch rationalization (3) Salary and COBRA expense reimbursement expense for positions eliminated

Reconciliation of Non-GAAP Financials 23 As of and for the As of and for the Three Months Ended Nine Months Ended (in thousands) September 30, 2021 June 30, 2021 September 30, 2020 September 30, 2021 September 30, 2020 Tangible common equity Stockholders' Equity (GAAP) $ 556,390 $ 548,211 $ 522,497 $ 556,390 $ 522,497 Less: Minority Interest (GAAP) (133) (133) (133) (133) (133) Less: Goodwill (GAAP) (12,936) (12,936) (12,936) (12,936) (12,936) Less: Core deposit intangible (GAAP) (4,453) (4,755) (5,701) (4,453) (5,701) Tangible common equity (non-GAAP) $ 538,868 $ 530,387 $ 503,727 $ 538,868 $ 503,727 Average tangible common equity Average Stockholders' Equity (GAAP) $ 555,757 $ 547,766 $ 515,906 $ 548,733 $ 501,824 Less: Minority Interest (GAAP) (133) (133) (134) (133) (134) Less: Goodwill (GAAP) (12,936) (12,936) (12,936) (12,936) (12,936) Less: Core deposit intangible (GAAP) (4,602) (4,903) (5,868) (4,900) (6,209) Average tangible common equity (non-GAAP) $ 538,086 $ 529,794 $ 496,968 $ 530,764 $ 482,545 Core return on average assets Core net income (numerator) (non-GAAP) $ 14,400 $ 10,173 $ 16,793 $ 37,552 $ 36,519 Divided: Total average assets (denominator) (GAAP) 6,632,506 6,394,768 6,490,299 6,421,208 5,997,656 Core return on average assets (non-GAAP) 0.86% 0.64% 1.03% 0.78% 0.81% Core return on average tangible common equity Core net income (numerator) (non-GAAP) $ 14,400 $ 10,173 $ 16,793 $ 37,552 $ 36,519 Divided: Average tangible common equity (denominator) (GAAP) 538,086 529,794 496,968 530,764 482,545 Core return on average tangible common equity (non-GAAP) 10.62% 7.70% 13.44% 9.46% 10.11% Core efficiency ratio Core non-interest expense (numerator) (non-GAAP) $ 32,642 $ 31,395 $ 31,473 $ 95,742 $ 92,685 Core operating revenue (denominator) (non-GAAP) 49,676 46,997 57,391 142,496 161,927 Core efficiency ratio (non-GAAP) 65.71% 66.80% 54.84% 67.19% 57.24%

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